UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 25, 2014

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
370 17th Street, Suite 2500
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)
(303) 633-2900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Contribution and Purchase and Sale Agreements
On February 25, 2014, DCP Midstream Partners, LP (the “Partnership”) entered into various transaction documents, including: a contribution agreement with DCP Midstream, LLC (“Midstream”) and each of DCP Midstream GP, LP (“GP LP”) and DCP LP Holdings, LLC (“Holdings”), both 100% owned subsidiaries of Midstream, and a purchase and sale agreement with DCP Midstream, LP, a 100% owned subsidiary of Midstream (collectively, the “Agreements”). Pursuant to the Agreements, Midstream, through its affiliates, agreed to contribute or sell to the Partnership: (i) a 33.33% membership interest in each of two separate NGL pipeline entities, DCP Southern Hills Pipeline, LLC ("Southern Hills") and DCP Sand Hills Pipeline, LLC ("Sand Hills"); (ii) the remaining 20% interest in DCP SC Texas GP, an entity in which the Partnership currently owns an 80% controlling interest; (iii) a 100% interest in a 35 MMcf/d cryogenic natural gas processing plant located in Weld County, Colorado ("Lucerne 1"); and (iv) a 100% interest in a 200 MMcf/d cryogenic natural gas processing plant also located in Weld County, Colorado, which is currently under construction ("Lucerne 2") (collectively, the “Transaction”). Total consideration for the Transaction at closing is expected to be $1,220 million, subject to certain working capital and other customary adjustments, which will consist of (i) $995 million in cash, and (ii) common units of the Partnership having an aggregate value of $225 million. The Partnership intends to finance the Transaction and related fees and expenses, as well as any funds required to satisfy working capital adjustments associated with the Transaction, by accessing the capital markets, through borrowings under our revolving credit facility or commercial paper program, or by entering into a term loan. The Partnership may also access the capital markets to repay amounts borrowed under our revolving credit facility, commercial paper program, or a term loan entered into to finance a portion of the consideration for the Transaction. The Partnership estimates additional expenditures of approximately $180 million to complete Lucerne 2. The Transaction is expected to close in March 2014, subject to customary closing conditions. There can be no assurance that the Transaction will be completed in the anticipated time frame, or at all, or that anticipated benefits of the Transaction will be realized. Each of the components of the Transaction are discussed further below.
Southern Hills is engaged in the business of transporting natural gas liquids ("NGLs"), and consists of approximately 800 miles of pipeline, with an expected capacity of 175 MBbls/d after completion of planned pump stations. Southern Hills provides NGL takeaway service from the Midcontinent to fractionation facilities along the Texas Gulf Coast and the Mont Belvieu, Texas market hub. The Southern Hills pipeline began taking flows in the first quarter of 2013 and was placed into service in June 2013.
Sand Hills is also engaged in the business of transporting NGLs. Sand Hills consists of approximately 720 miles of pipeline, with an expected initial capacity of 200 MBbls/d after completion of pump stations. Sand Hills provides NGL takeaway service from the Permian and Eagle Ford basins to fractionation facilities along the Texas Gulf Coast and the Mont Belvieu, Texas market hub. The Sand Hills pipeline began taking flows in the fourth quarter of 2012 and was placed into service in June 2013.
DCP SC Texas GP consists of six cryogenic natural gas processing plants, including the Goliad plant that was placed into service in February 2014, with total capacity of approximately 960 MMcf/d, three NGL fractionators and approximately 6,000 miles of natural gas gathering transmission lines.
Lucerne 1 is a 35 MMcf/d cryogenic natural gas processing plant located in Weld County, Colorado. The Partnership will enter into a long-term fee-based natural gas processing agreement with Midstream, which is expected to provide a fixed demand charge on 75% of the capacity of Lucerne 1, and a throughput fee on all volumes processed at Lucerne 1.
Lucerne 2 has an expected in-service date in the third quarter of 2015. The Partnership will assume all of the remaining costs to complete this project. In addition, the Partnership will enter into a ten-year, fee-based natural gas processing agreement with Midstream that is effective once Lucerne 2 is placed into service. At that time, the processing agreement with Lucerne 1 will be terminated and the new processing agreement is expected to provide a fixed demand charge on 75% of the capacity of both plants, and a throughput fee on all volumes processed at Lucerne 1 and Lucerne 2.
Midstream owns 100% of DCP Midstream GP, LLC, the general partner of GP LP, the Partnership’s general partner. Accordingly, the conflicts committee of the General Partner’s Board of Directors approved the Transaction. The conflicts committee, a committee of independent members of the General Partner’s Board of Directors, retained independent legal and financial advisers to assist it in evaluating the Transaction.
Copies of the Agreements are attached hereto as Exhibits 2.1 and 2.2 and are incorporated by reference herein. The foregoing description of the terms of the Agreements and the Transaction is not complete and is qualified in its entirety by reference to the full and complete terms of the Agreements. There can be no assurance that the anticipated benefits of the Transaction will be realized.
In connection with the Transaction, the Partnership is filing (i) as Exhibits 99.1 and 99.2 hereto, audited financial statements of Southern Hills and Sand Hills as of and for the years ended December 31, 2013 and 2012 and for the period from inception (June 21, 2011 and February 2, 2011, respectively) to December 31, 2011; and (ii) as Exhibit 99.3 hereto, unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP as of and for the year ended December 31, 2013.
Cautionary Statements regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements as defined under the federal securities laws, including statements regarding the anticipated closing of the Transaction and other aspects of the Transaction. Although management believes that expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to be correct. In addition, these statements are subject to certain risks, uncertainties and other assumptions that are difficult to predict and may be beyond our control, including market conditions, customary closing conditions and other factors described in the Partnership’s Annual Report on Form 10-K. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, the Partnership’s actual results may vary materially from what management anticipated, estimated, projected or expected.
Investors are encouraged to closely consider the disclosures and risk factors contained in the Partnership’s annual and quarterly reports filed from time to time with the United States Securities and Exchange Commission. The statements made in this report speak only as of the date hereof. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Information contained on this Form 8-K is subject to change.
Item 2.02 Results of Operations and Financial Condition.
On February 26, 2014, the Partnership issued a press release announcing its financial results for the three months and year ended December 31, 2013. A copy of the press release is furnished as Exhibit 99.4 hereto, and is incorporated herein by reference. The press release contains financial measures that are not presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, for the applicable periods presented, including adjusted EBITDA, distributable cash flow and adjusted segment EBITDA for each of the Partnership's three business segments. The most directly comparable GAAP financial measures to adjusted EBITDA and distributable cash flow are net income attributable to partners, which is presented in the attached press release and prominently below for the applicable periods presented, and net cash provided by or used in operating activities, which is presented in the attached press release and prominently below for the applicable periods presented. The most directly comparable segment GAAP financial measure to adjusted segment EBITDA for each business segment is the applicable segment net income attributable to partners, which GAAP financial measures are set forth in the release and prominently below for the applicable periods presented:
DCP MIDSTREAM PARTNERS, LP
GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2013	2012 (1)	As Reported in 2012	2013 (1)	2012 (1)(2)	As Reported in 2012
	(Millions)			(Millions)
Net income attributable to partners	$28	$70	$64	$181	$198	$168
Net cash provided by (used in) operating activities	$60	$(70)	$(34)	$324	$82	$125
DCP MIDSTREAM PARTNERS, LP
SEGMENT GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2013	2012 (1)	As Reported in 2012	2013 (1)	2012 (1)(2)	As Reported in 2012
	(Millions)			(Millions)
Natural Gas Services segment:
Segment net income attributable to partners	$32	$66	$54	$193	$237	$180

NGL Logistics segment:
Segment net income attributable to partners	$18	$19	$19	$79	$53	$53

Wholesale Propane Logistics segment:
Segment net income attributable to partners	$11	$14	$14	$31	$25	$25

(1)
Includes our 80 percent interest in the Eagle Ford system, retrospectively adjusted. We acquired a 33.33 percent interest in the Eagle Ford system in November 2012, and a 46.67 percent interest in March 2013. Transfers of net assets between entities under common control are accounted for as if the transactions had occurred at the beginning of the period, and prior years are retrospectively adjusted to furnish comparative information similar to the pooling method. In addition, results are presented as originally reported in 2012 for comparative purposes.

(2)
Includes our 100 percent interest in Southeast Texas, retrospectively adjusted. We acquired a 33.33 percent interest in Southeast Texas in January 2011, and a 66.67 percent interest in March 2012. Transfers of net assets between entities under common control are accounted for as if the transactions had occurred at the beginning of the period, and prior years are retrospectively adjusted to furnish comparative information similar to the pooling method. In addition, results are presented as originally reported in 2012 for comparative purposes.

Item 3.02 Unregistered Sales of Equity Securities.
Pursuant to the contribution agreement discussed in Item 1.01 hereof, the Partnership has agreed to issue, as partial consideration for a portion of the Transaction, (i) $50 million of its common units to GP LP, (ii) $70 million of its common units to Holdings, and (iii) $105 million of its common units to Midstream.  In each case, the number of the Partnership’s common units to be issued shall be determined by dividing the dollar amount to be issued by the volume weighted average price of the Partnership’s common units on the New York Stock Exchange during the ten trading days ending two trading days prior to the closing date for the contribution portion of the Transaction.
Item 7.01 Regulation FD Disclosure.
The Partnership issued a press release on February 26, 2014 announcing the Transaction along with the Partnership’s financial results for the three months and year ended December 31, 2013. A copy of the press release is furnished as Exhibit 99.4 hereto and incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Audited financial statements of DCP Southern Hills Pipeline, LLC as of and for the years ended December 31, 2013 and 2012, and for the period from inception (June 21, 2011) to December 31, 2011 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
Audited financial statements of DCP Sand Hills Pipeline, LLC as of and for the years ended December 31, 2013 and 2012, and for the period from inception (February 2, 2011) to December 31, 2011 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro forma financial information.
The unaudited pro forma condensed consolidated financial statements of the Partnership as of and for the year ended December 31, 2013, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Contribution Agreement, dated February 25, 2014, among DCP LP Holdings, LLC, DCP Midstream GP, LP, DCP Midstream, LLC, and DCP Midstream Partners, LP.

2.2*	Purchase and Sale Agreement, dated February 25, 2014, among DCP Midstream, LP, and DCP Midstream Partners, LP.

23.1
Consent of Deloitte & Touche LLP on (i) the DCP Southern Hills Pipeline, LLC Financial Statements as of and for the years ended December 31, 2013 and 2012, and for the period from inception (June 21, 2011) to December 31, 2011; and (ii) the DCP Sand Hills Pipeline, LLC Financial Statements as of and for the years ended December 31, 2013 and 2012, and for the period from inception (February 2, 2011) to December 31, 2011.

99.1	Audited financial statements of DCP Southern Hills Pipeline, LLC as of and for the years ended December 31, 2013 and 2012, and for the period from inception (June 21, 2011) to December 31, 2011.

99.2	Audited financial statements of DCP Sand Hills Pipeline, LLC as of and for the years ended December 31, 2013 and 2012, and for the period from inception (February 2, 2011) to December 31, 2011.

99.3	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP as of and for the year ended December 31, 2013.

99.4	Press Release, dated February 26, 2014.
* Pursuant to Item 601(b)(2) of Regulation S-K, the Partnership agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 26, 2014

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP,
its General Partner

	By:	DCP MIDSTREAM GP, LLC,
its General Partner

		By:	/s/ Michael S. Richards
		Name:	Michael S. Richards
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Contribution Agreement, dated February 25, 2014, among DCP LP Holdings, LLC, DCP Midstream GP, LP, DCP Midstream, LLC, and DCP Midstream Partners, LP.

2.2*	Purchase and Sale Agreement, dated February 25, 2014, among DCP Midstream, LP, and DCP Midstream Partners, LP.

23.1
Consent of Deloitte & Touche LLP on (i) the DCP Southern Hills Pipeline, LLC Financial Statements as of and for the years ended December 31, 2013 and 2012, and for the period from inception (June 21, 2011) to December 31, 2011; and (ii) the DCP Sand Hills Pipeline, LLC Financial Statements as of and for the years ended December 31, 2013 and 2012, and for the period from inception (February 2, 2011) to December 31, 2011.

99.1	Audited financial statements of DCP Southern Hills Pipeline, LLC as of and for the years ended December 31, 2013 and 2012, and for the period from inception (June 21, 2011) to December 31, 2011.

99.2	Audited financial statements of DCP Sand Hills Pipeline, LLC as of and for the years ended December 31, 2013 and 2012, and for the period from inception (February 2, 2011) to December 31, 2011.

99.3	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP as of and for the year ended December 31, 2013.

99.4	Press Release, dated February 26, 2014.
* Pursuant to Item 601(b)(2) of Regulation S-K, the Partnership agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.